Exhibit 10.6

AMENDMENT AND TERMINATION

OF THE

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT AND TERMINATION OF THE REGISTRATION RIGHTS AGREEMENT (this “Amendment and Termination”) is made as of September 24, 2012, by and among Aventine Renewable Energy Holdings, Inc., a Delaware corporation (the “Company”), and the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), set forth on the signature pages hereto (each a “Stockholder” and collectively the “Stockholders”).  The Company and the Stockholders are, collectively, the “Parties.”  Any capitalized term used, but not defined, in this Amendment and Termination shall have the meaning given such term in the Agreement (defined below).

INTRODUCTION

A.                                    The Company, Brigade Capital Management, LLC, Whitebox Advisors LLC and Senator Investment Group LP entered into that certain Registration Rights Agreement, dated as of March 15, 2010 (as in effect immediately prior to the date of this Amendment and Termination, the “Agreement”).

B.                                    Pursuant to the terms of the Agreement, the Company was required to file the Mandatory Shelf Registration Statement no later than the Filing Date and to use its commercially reasonable best efforts to cause such Mandatory Shelf Registration Statement to be declared effective under the Securities Act no later than the Effective Date.

C.                                    The Mandatory Shelf Registration Statement was filed before the Filing Date but, notwithstanding the use of the Company’s commercially reasonable best efforts to cause such Mandatory Shelf Registration Statement to be declared effective under the Securities Act no later than the Effective Date, the Mandatory Shelf Registration Statement has not yet been declared effective.

D.                                    The Company and the Stockholders desire to amend the Agreement to (i) remove the requirement that the Company file a Mandatory Shelf Registration Statement or use its commercially reasonable best efforts to cause the Mandatory Shelf Registration Statement to be declared effective and (ii) terminate the Agreement.

E.                                     Amendment of the Agreement requires the prior written consent of the Company and the Holders of not less than a majority of the then outstanding Registrable Shares.

In consideration of the premises, the representations and warranties, and the mutual promises made in this Amendment and Termination and the Agreement, the Parties agree as follows:

1.              Amendments and Termination.  Each Stockholder agrees that:

(a)          Section 7(e) of the Agreement is hereby amended to read as follows:

Termination of the Company’s Obligations.  The Company shall have no further obligations pursuant to this Agreement at and after the date hereof.

(b)          Section 7(n) of the Agreement is hereby amended to read as follows:

Entire Agreement.  This Agreement is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Backstop Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

(c)           The Agreement is hereby terminated and of no further force and effect.

2.              Ownership of Registrable Shares.  Each Stockholder represents and warrants, severally and not jointly, that such Stockholder, as of the date hereof and as of the close of business on September 19, 2012, is and was, respectively, the holder of the number of Registrable Shares set forth beside its name in the columns entitled “Registrable Shares Prior to Split” and “Registrable Shares After Split” on Schedule I hereto.

3.              Entire Agreement; No Other Amendments.  This Amendment and Termination constitutes the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

4.              Registration Statement.  The Parties hereby acknowledge, on behalf of all Holders of Registrable Shares, that the Company has withdrawn or intends to withdraw its registration statement on Form S-1 (Reg. No. 333-169301) initially filed on September 10, 2010, and that the Company shall have no obligation to file another registration statement covering any Registrable Shares, and may enter into other agreements and file other registration statements with respect to securities of the Company, notwithstanding that the Mandatory Shelf Registration Statement was not declared effective by the SEC.

5.              Amendments. No amendment, modification or waiver in respect of this Amendment and Termination will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the Parties.

6.              Counterparts; Effectiveness. This Amendment and Termination may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. All signatures need not be on one counterpart.  This Amendment and Termination shall be effective immediately prior to the issuance of shares of Common Stock pursuant to the Subscription Agreement contemplated by the Restructuring Agreement dated as of August 17, 2012 among the Loan Parties, the Consenting Lenders and the Majority Shareholders (each, as defined therein), and at such time effective

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against all Holders of Registrable Shares and Eligible Stockholders and in no event against solely the Parties hereto if not so effective.

7.              Governing Law. This Amendment and Termination shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of law other than N.Y. Gen. Oblig. Law §5-1401.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment and Termination to be duly executed as of the date first above written.

STOCKHOLDERS:

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.

By: Brigade Capital Management, LLC, its investment manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI GLOBAL MASTER FUND PLC — THE SEI HIGH YIELD FIXED INCOME FUND

By: Brigade Capital Management, LLC, its portfolio manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI INSTITUTIONAL INVESTMENTS TRUST — HIGH YIELD BOND FUND

By: Brigade Capital Management, LLC, its sub-adviser

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

[Signature Pages - Amendment and Termination of Registration Rights Agreement]

SEI INSTITUTIONAL MANAGED TRUST — HIGH YIELD BOND FUND

By: Brigade Capital Management, LLC, its sub-adviser

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

[Signature Pages - Amendment and Termination of Registration Rights Agreement]

SENATOR GLOBAL OPPORTUNITY MASTER FUND L.P.

By: Senator Master GP LLC, its general partner

By:	/s/ Evan Gartenlaub
Name: Evan Gartenlaub
Title: General Counsel

[Signature Pages - Amendment and Termination of Registration Rights Agreement]

DW INVESTMENT MANAGEMENT, LP

By: DW Investment Partners, LLC,
its general partner

By:	/s/ David Warren
Name: David Warren
Title: Manager

[Signature Pages - Amendment and Termination of Registration Rights Agreement]

DAVIDSON KEMPNER PARTNERS

By: MHD Management Co., its general partner
By: MHD Management Co. GP, L.L.C., its general partner

By:	/s/ Anthony A. Yoseloff
Name: Anthony A. Yoseloff
Title: Managing Member

DAVIDSON KEMPNER INSTITUTIONAL PARTNERS, L.P.

By: Davidson Kempner Advisers, Inc.,
its general partner

By:	/s/ Anthony A. Yoseloff
Name: Anthony A. Yoseloff
Title: Principal

M.H. DAVIDSON & CO.

By: M.H. Davidson & Co. GP, L.L.C.,
its general partner

By:	/s/ Anthony A. Yoseloff
Name: Anthony A. Yoseloff
Title: Managing Member

DAVIDSON KEMPNER INTERNATIONAL, LTD.

By: Davidson Kempner International Advisors, L.L.C., its Investment Manager

By:	/s/ Anthony A. Yoseloff
Name: Anthony A. Yoseloff
Title: Managing Member

[Signature Pages - Amendment and Termination of Registration Rights Agreement]

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES FUND LP

By: DK Group LLC,
its general partner

By:	/s/ Anthony A. Yoseloff
Name: Anthony A. Yoseloff
Title: Managing Member

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES INTERNATIONAL LTD.

By: DK Management Partners LP,
its Investment Manager

By:	/s/ Anthony A. Yoseloff
Name: Anthony A. Yoseloff
Title: Limited Partner

[Signature Pages - Amendment and Termination of Registration Rights Agreement]

COMPANY:

AVENTINE RENEWABLE
ENERGY HOLDINGS, INC.

By:	/s/ John W Castle
Name:	John Castle
Title:	Chief Executive Officer

[Signature Pages — Amendment and Termination of Registration Rights Agreement]

Schedule I

Holders

Registrable Shares Prior to Split	Registrable Shares After Split	Stockholder
Senator Investment Group
1,152,455	23,049	Senator Global Opportunity Master Fund L.P.
Brigade Capital Management
1,873,386	37,467	Brigade Leveraged Capital Structures Fund Ltd.
18,599	371	SEI Global Master Fund plc - The SEI High Yield Fixed Income Fund
66,719	1,334	SEI Institutional Investments Trust - High Yield Bond Fund
70,573	1,411	SEI Institutional Managed Trust - High Yield Bond Fund
DW Investment Partners
757,138	15,142	Brevan Howard Master Fund Limited
614,252	12,285	Brevan Howard Credit Catalysts Master Fund Limited
DK Partners
344,476	6,889	Davidson Kempner Distressed Opportunities International Ltd
101,319	2,026	Davidson Kempner International Ltd
88,888	1,777	Davidson Kempner Institutional Partners LP
39,805	796	Davidson Kempner Partners
198,373	3,967	Davidson Kempner Distressed Opportunities Fund LP
5,852	117	M.H. Davidson & Co.
Total 5,331,835	Total 106,631